ADVANCED SERIES TRUST

AST T. Rowe Price Large-Cap Growth Portfolio

Supplement dated January 28, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST T. Rowe Price Large-Cap Growth Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements, Name Change, and Investment Strategy Change

The Board of Trustees (the Board) of the Trust recently approved: (i) adding Clearbridge Investments, LLC, Jennison Associates LLC, and Massachusetts Financial Services Company as subadvisers to the Portfolio; (ii) changing the name of the Portfolio to the "AST Large-Cap Growth Portfolio"; and (iii) revising the investment strategy of the Portfolio. These changes are expected to become effective on or about June 13, 2022.

While these changes are expected to become effective on or about June 13, 2022, these changes are contingent on shareholder approval of each of the reorganizations of the AST Jennison Large-Cap Growth Portfolio, the AST Loomis Sayles Large-Cap Growth Portfolio, and the AST MFS Growth Portfolio into the Portfolio.

More detailed information will also be included in a supplement to the Portfolio's Summary Prospectus, and the Trust's Prospectus and SAI in the second quarter of 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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